U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                    Current Report Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

Date of Report:  October 15, 2002

ISA INTERNATIONALE, INC.
(Exact name of registrant as specified in its charter)
Commission File Number:  001-16423

Delaware                                     41-1925647
(State or other jurisdiction          (IRS Employer Id. No.)
of incorporation)

224 No. Owasso Blvd.                      (651) 489-6941
Shoreview, MN 55126              (Registrant's telephone number)
(Registrant's mailing address)

1306 Rice St., St. Paul, MN 55117
(Former address of Registrant)

Item 4.01 Change in Registrant's Certifying Accountants

Stirtz, Bernards, ET. AL., P.A. was previously the principal accounting firm for ISA Internationale, Inc. On October 1, 2002 the registrant received by fax a letter of resignation from Stirtz, Bernards, ET. AL., P.A. dated October 1, 2002 confirming the client-auditor relationship between ISA Internationale, Inc. and Stirtz, Bernards, ET. AL., P.A. has ceased. The Company responded with Form 8-K report dated October 3, 2002, informing the Securities and Exchange Commission and publicly disseminating the information of the change in accountants. The Company filed this amended Form 8-K/A on October 15, 2002 to:
1. Change their SEC File No. (the Company's old number was 000-27373),
2. Clarify that there have been no disagreements with their auditing firm or reportable events up to and including the date of the auditing firm's resignation on October 1, 2002.

The registrant believes that due to the facts stated above they are in compliance with reporting requirements. The decision to accept the resignation of Stirtz, Bernards, ET. AL., P.A. was approved by the Board of Directors. The Company has not yet engaged a new accounting firm and further believes it will be hiring a new certifying accounting firm within the next two weeks.

In connection with the audit of the fiscal year ended December 31, 2001, and the subsequent interim period through October 1, 2002, there were no disagreements with Stirtz, Bernards, ET. AL., P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

Stirtz, Bernards, ET. AL., P.A. auditors report on the consolidated financial statements of ISA Internationale, Inc. and subsidiaries as of and for the year ended December 31, 2001, contained a separate paragraph stating "the Company has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern." Management's plans in regard to these matters are also described in
Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." The Company believes that during the most recent calendar year and through October 1, 2002, there have been no reportable events (as defined in Regulation S-K Item 304
(a)(1)(V)).

Item 7. Exhibits
The following exhibits are filed with this report:
1. Letter from Stirtz, Bernards, ET. AL., P.A. to ISA Internationale, Inc. and copied to the Commission dated October 1, 2002.
2. Letter from Stirtz, Bernards, ET. AL., P.A. to the Securities and Exchange Commission dated October 3, 2002

EXHIBIT 1.

Stirtz, Bernards, Boyden, Surdel, and Larter, P.A.
7200 Metro Blvd.
Edina, MN 55439
Tel.: (952)831-6499
Fax.: (952)831-1219

October 1, 2002

Bernard L. Brodkorb, Jr.
Chief Executive Officer and President
ISA Internationale, Inc.
224 No. Owasso Blvd
Shoreview, MN 55126

Dear Mr. Brodkorb:

This is to confirm that the client-auditor relationship between ISA International, Inc., Commission File Number 0-27373, and Stirtz, Bernards, Boyden, Surdel & Larter, P.A. has ceased.

Sincerely,
../s/Richard A. Pavelka

cc: Office of the Chief Accountant, SECPS Letter File
 Securities and Exchange Commission

EXHIBIT 2.

Stirtz, Bernards, Boyden, Surdel, and Larter, P.A.
7200 Metro Blvd.
Edina, MN 55439
Tel.: (952)831-6499
Fax.: (952)831-1219

October 3, 2002

Securities and Exchange Commission
Washington D.C. 20549
Gentlemen:

We were previously principal accountants for ISA Internationale, Inc. and on March 25, 2002, we reported on the consolidated financial statements of ISA Internationale, Inc. and for the two years ended December 31, 2001 and 2000. On October 1, 2002, we resigned as principal accountants of ISA Internationale, Inc. We have read ISA Internationale, Inc.'s statements included under Item 4 of its Form 8-K for October 3, 2002 and we agree with such statements.

Sincerely,
/s/ Richard A. Pavelka


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2002

ISA INTERNATIONALE, INC.

/s/ Bernard L. Brodkorb, Jr.
President and CEO